Exhibit 10.1

September 2, 2005

Mad Catz, Inc.

7480 Mission Valley Road

Suite 101

San Diego, California

92108

Attention: Darren Richardson

Dear Darren:

Re:	Wachovia Capital Finance Corporation (Central), formerly Congress Financial Corporation (Central), and Mad Catz, Inc.

Reference is made to a First Amended and Restated Credit Agreement dated as of September 5, 2001, as amended by an amending agreement dated June 18, 2002, a second amending agreement dated January 22, 2003, a renewal/extension letter dated July 23, 2003, an acknowledgement letter dated September 22, 2003 and a renewal/extension letter dated July 27, 2004, each made between Mad Catz, Inc., as borrower (“Borrower”) and Wachovia Capital Finance Corporation (Central), formerly Congress Financial Corporation (Central), as lender (“Lender”) and as U.S. Collateral Agent (collectively, the “Loan Agreement”). All capitalized terms used in this letter but not defined herein have the meanings given to such terms in the Loan Agreement.

Pursuant to Section 11.1 of the Loan Agreement, Borrower is hereby given notice that Lender has agreed to extend the Renewal Date of the Loan Agreement to September 25, 2006.

The definition of “Interest Rate” in Section 1.30 of the Loan Agreement is hereby replaced with the following definition:

“1.30 “Interest Rate”

shall mean, as to the non-contingent Obligations, a rate of one quarter of one percent (.25%) per annum in excess of the Prime Rate, provided that the Interest Rate shall mean, at Lender’s option, without notice, the rate of three and one-quarter percent (3.25%) per annum in excess of the Prime Rate: (i) on the non-contingent Obligations for (A) the period from and after the date of termination or non-renewal hereof until such time as Lender has received full and final payment of all such Obligations, and (B) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Lender (notwithstanding entry of any judgment against Borrower) and (ii) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 hereof (whether or not such excess(es), arise or are made with or without Lender’s knowledge or consent and whether made before or after an Event of Default).”

The effective date of the extension and amendment of the Loan Agreement provided for in this letter is September 1, 2005. All other terms and conditions of the Loan Agreement remain in full force and effect, unamended, including, without limitation, the obligation of Borrower to pay an early termination fee equal to 0.50% of the Maximum Credit if the Loan Agreement is terminated prior to September 25, 2006.

Yours very truly,

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By:	/s/ NIALL H. HAMILTON
	Name:	Niall H. Hamilton
	Title:	Senior Vice President

The undersigned Borrower hereby acknowledges receipt of the foregoing notice of extension and amendment of the Loan Agreement and agrees to same.

Dated this 2nd day of September, 2005.

MAD CATZ, INC.

By:	/s/ DARREN RICHARDSON
	Name:	Darren Richardson
	Title:	President and Chief Executive Officer

Each of the undersigned Obligors hereby:

(a)	acknowledges, confirms and agrees that such Obligor’s guarantee, security documents and subordinations (as each of the same may have been amended, supplemented, replaced or restated) remain in full force and effect as at the date hereof in respect of the Borrower’s Obligations under the Loan Agreement, as renewed/extended/amended as herein provided; and

(b)	acknowledges and confirms that such Obligor has received a copy of the Loan Agreement and understands the terms thereof.

Dated this 2nd day of September, 2005.

FX UNLIMITED, INC.			MAD CATZ (ASIA) LIMITED

Per:	/s/ DARREN RICHARDSON		Per:	/s/ DARREN RICHARDSON
	Name:	Darren Richardson		Name:	Darren Richardson
	Title:	Director		Title:	Director

MAD CATZ INTERACTIVE, INC.			MAD CATZ INTERACTIVE ASIA LIMITED

Per:	/s/ DARREN RICHARDSON		Per:	/s/ DARREN RICHARDSON
	Name:	Darren Richardson		Name:	Darren Richardson
	Title:	President and CEO		Title:	Director

1328158 ONTARIO INC.			MAD CATZ LIMITED

Per:	/s/ DARREN RICHARDSON		Per:	/s/ DARREN RICHARDSON
	Name:	Darren Richardson		Name:	Darren Richardson
	Title:	Director		Title:	Director

MAD CATZ EUROPE LIMITED

Per:	/s/ DARREN RICHARDSON
	Name:	Darren Richardson
	Title:	Director